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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JUNE 17, 2003



                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                      0-26802                58-2360335
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On June 17, 2003, CheckFree Corporation (the "Company") issued a press release announcing that the Company will offer a stock option exchange program to employees, whereby eligible employees have the opportunity to exchange stock options for fewer restricted shares of CheckFree common stock that vest over three years, or in some cases, cash. The press release is included as Exhibit
99.1 to this Form 8-K and is incorporated herein by this reference.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in CheckFree's Annual Report on Form 10-K for the year ended June 30, 2002, and other factors described from time to time in CheckFree's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. CheckFree assumes no obligation to update any forward-looking statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.


              EXHIBIT NO.                      DESCRIPTION

                 99.1 CheckFree Corporation's Press Release, issued June 17, 2003, entitled "CheckFree Offers Stock Option Exchange Program to Eligible Employees."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHECKFREE CORPORATION


Date:  June 17, 2003                       By:  /s/ David E. Mangum
                                               --------------------------------
                                               David E. Mangum, Executive Vice
                                               President and Chief
                                               Financial Officer


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                                  EXHIBIT INDEX


  EXHIBIT NO.                               DESCRIPTION

     99.1* CheckFree Corporation's Press Release, issued June 17, 2003, entitled "CheckFree Offers Stock Option Exchange Program to Eligible Employees."



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* Filed with this report.